                                  Exhibit (24)
                                  ------------

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                       MID-MISSOURI HOLDING COMPANY, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints Carol Markham, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Mid-Missouri Holding Company, Inc. in connection with the Agreement and Plan of Merger, dated December 6, 1996, by and among American Federal Savings & Loan Association of Sullivan, Mid-Missouri Holding Company, Inc. and Bank of Sullivan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and conforming all that said attorneys-in-fact and agents may lawfully do cause to be done by virtue hereof.


   Dated: March 12, 1997


                              /s/ E. Milt Branum, Jr.
                            -------------------------
                                 E. Milt Branum, Jr.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                       MID-MISSOURI HOLDING COMPANY, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints E. Milt Branum, Jr. and Carol Markham, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Mid-Missouri Holding Company, Inc. in connection with the Agreement and Plan of Merger, dated December 6, 1996, by and among American Federal Savings & Loan Association of Sullivan, Mid-Missouri Holding Company, Inc. and Bank of Sullivan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and conforming all that said attorneys-in-fact and agents may lawfully do cause to be done by virtue hereof.


   Dated:  March 11, 1997


                              /s/ John W. Waller
                            --------------------
                                 John. W. Waller

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                       MID-MISSOURI HOLDING COMPANY, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints E. Milt Branum, Jr. and Carol Markham, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Mid-Missouri Holding Company, Inc. in connection with the Agreement and Plan of Merger, dated December 6, 1996, by and among American Federal Savings & Loan Association of Sullivan, Mid-Missouri Holding Company, Inc. and Bank of Sullivan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and conforming all that said attorneys-in-fact and agents may lawfully do cause to be done by virtue hereof.


   Dated:  March 12, 1997


                              /s/ Edward P. Burke
                            ---------------------
                                 Edward P. Burke

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                       MID-MISSOURI HOLDING COMPANY, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints E. Milt Branum, Jr. and Carol Markham, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Mid-Missouri Holding Company, Inc. in connection with the Agreement and Plan of Merger, dated December 6, 1996, by and among American Federal Savings & Loan Association of Sullivan, Mid-Missouri Holding Company, Inc. and Bank of Sullivan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and conforming all that said attorneys-in-fact and agents may lawfully do cause to be done by virtue hereof.


   Dated:  March 11, 1997


                              /s/ Gordian J. Mathias
                            ------------------------
                                 Gordian J. Mathias

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                       MID-MISSOURI HOLDING COMPANY, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints E. Milt Branum, Jr. and Carol Markham, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Mid-Missouri Holding Company, Inc. in connection with the Agreement and Plan of Merger, dated December 6, 1996, by and among American Federal Savings & Loan Association of Sullivan, Mid-Missouri Holding Company, Inc. and Bank of Sullivan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and conforming all that said attorneys-in-fact and agents may lawfully do cause to be done by virtue hereof.


   Dated:  March 12, 1997


                              /s/ James E. McIntosh
                            -----------------------
                                 James E. McIntosh

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                       MID-MISSOURI HOLDING COMPANY, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints E. Milt Branum, Jr. and Carol Markham, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Mid-Missouri Holding Company, Inc. in connection with the Agreement and Plan of Merger, dated December 6, 1996, by and among American Federal Savings & Loan Association of Sullivan, Mid-Missouri Holding Company, Inc. and Bank of Sullivan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and conforming all that said attorneys-in-fact and agents may lawfully do cause to be done by virtue hereof.


   Dated:  March 13, 1997


                              /s/ Norman M. Rubenstein
                            --------------------------
                                 Norman M. Rubenstein

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                       MID-MISSOURI HOLDING COMPANY, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints E. Milt Branum, Jr. and Carol Markham, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Mid-Missouri Holding Company, Inc. in connection with the Agreement and Plan of Merger, dated December 6, 1996, by and among American Federal Savings & Loan Association of Sullivan, Mid-Missouri Holding Company, Inc. and Bank of Sullivan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and conforming all that said attorneys-in-fact and agents may lawfully do cause to be done by virtue hereof.


   Dated:  March 12, 1997


                              /s/ Albert M. Schlueter
                            -------------------------
                                 Albert M. Schlueter

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                       MID-MISSOURI HOLDING COMPANY, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints E. Milt Branum, Jr. and Carol Markham, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Mid-Missouri Holding Company, Inc. in connection with the Agreement and Plan of Merger, dated December 6, 1996, by and among American Federal Savings & Loan Association of Sullivan, Mid-Missouri Holding Company, Inc. and Bank of Sullivan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and conforming all that said attorneys-in-fact and agents may lawfully do cause to be done by virtue hereof.


   Dated:  March 11, 1997


                              /s/ T. Scott Waller
                            ---------------------
                                 T. Scott Waller

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                       MID-MISSOURI HOLDING COMPANY, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints E. Milt Branum, Jr. and Carol Markham, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Mid-Missouri Holding Company, Inc. in connection with the Agreement and Plan of Merger, dated December 6, 1996, by and among American Federal Savings & Loan Association of Sullivan, Mid-Missouri Holding Company, Inc. and Bank of Sullivan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and conforming all that said attorneys-in-fact and agents may lawfully do cause to be done by virtue hereof.


   Dated:  March 11, 1997


                              /s/ Edward C. Wallis
                            ----------------------
                                 Edward C. Wallis

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                       MID-MISSOURI HOLDING COMPANY, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints E. Milt Branum, Jr. and Carol Markham, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Mid-Missouri Holding Company, Inc. in connection with the Agreement and Plan of Merger, dated December 6, 1996, by and among American Federal Savings & Loan Association of Sullivan, Mid-Missouri Holding Company, Inc. and Bank of Sullivan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and conforming all that said attorneys-in-fact and agents may lawfully do cause to be done by virtue hereof.


   Dated:  March 12, 1997


                              /s/ John M. Brummet
                            ---------------------
                                 John M. Brummet